UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2014

HARBINGER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 906-8555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Information.

On October 6, 2014, HGI Energy Holdings, LLC (“HGI Energy”), a wholly owned subsidiary of Harbinger Group Inc. (“HGI”), entered into a purchase agreement (the “Purchase Agreement”) with EXCO Resources Inc. (“EXCO Parent”), EXCO Operating Company, LP (“EOC”), EXCO Holding MLP, Inc. (together with EXCO Parent and EOC, the “Sellers”), Compass Production Services, LLC and Compass Energy Operating, LLC (“MLP LLC”), pursuant to which HGI Energy agreed to purchase all of the Sellers’ interests  in Compass Production GP, LLC (the “General Partner”) and Compass Production Partners, LP (the “Partnership” and, together with the General Partner and each of their respective subsidiaries, “Compass”) for a cash purchase price of $118,750,000 (the “Acquisition”).  Upon the consummation of the Acquisition, Compass will become a wholly owned subsidiary of HGI Energy.

Compass was formed in February 2013 by subsidiaries of EXCO and HGI for the purpose of owning and operating conventional oil and natural gas properties.  The Acquisition is expected to close, subject to satisfaction of certain customary closing conditions, on October 31, 2014 (the “Closing Date”) or, if such conditions have not been satisfied or waived as of the Closing Date, on such other date as HGI Energy and the Sellers may mutually determine.  The Parties may terminate the Purchase Agreement at any time following December 8, 2014 if closing has not occurred by such date (provided, that Sellers may extend such date by 15 Business Days in order to provide Sellers the opportunity to cure any breach of Sellers’ representations, warranties or covenants that prevent the satisfaction of any closing conditions of HGI Energy).

Amongst other things, upon closing of the Acquisition, the existing administrative services agreement and contract operating agreements pursuant to which EXCO Parent and EOC provide certain services to Compass will terminate. At Closing, EXCO Parent and Compass will enter into a transition services agreement pursuant to which EXCO Parent and certain of its affiliates will provide transition services to Compass for a period of six months following the closing of the Acquisition.  Compass may extend the term of the transition services agreement by an additional 3 months in its sole discretion.

The foregoing description of the Purchase Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

The Purchase Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Purchase Agreement, and may be subject to standards of materiality applicable to contracting parties that differ from what may be viewed as material by stockholders of, or other investors in, HGI. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Compass, HGI, EXCO Parent or any of their respective businesses, subsidiaries or affiliates. The assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information contained in the confidential disclosure schedules delivered in connection with signing the Purchase Agreement. Information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement and the parties may amend or waive one or more of the applicable covenants, which subsequent information, amendment or waiver may or may not be fully reflected in the parties’ public disclosures.

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This report contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the completion of the Acquisition. These statements are based on the beliefs and assumptions of HGI’s management and the management of HGI’s subsidiaries (including target businesses). Generally, forward-looking statements include information describing the Notes offering and other actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Factors that could cause actual results, events and developments to differ include, without

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limitation, the timely satisfaction or waiver of applicable closing conditions under the Purchase Agreement, capital market conditions, the ability of HGI’s subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions, HGI and its subsidiaries ability to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses with HGI or HGI subsidiaries, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management's plans, changes in regulations, taxes and the risks that may affect the performance of the operating subsidiaries of HGI and those factors listed under the caption “Risk Factors” in HGI’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HGI does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit	Description
99.1*
Purchase Agreement, dated October 6, 2014, by and among EXCO Resources, Inc., EXCO Operating Company, LP, EXCO Holding MLP, Inc., HGI Energy Holdings, LLC, Compass Production Services, LLC and Compass Energy Operating, LLC.

*Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.

By:	/s/ Ehsan Zargar
Ehsan Zargar
Senior Vice President, Deputy General Counsel & Corporate Secretary

Dated: October 10, 2014

EXHIBIT INDEX

Exhibit	Description
99.1*
Purchase Agreement, dated October 6, 2014, by and among EXCO Resources, Inc., EXCO Operating Company, LP, EXCO Holding MLP, Inc., HGI Energy Holdings, LLC, Compass Production Services, LLC and Compass Energy Operating, LLC.

*Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.